EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of AVIANCA HOLDINGS S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2019, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Adrian Neuhauser, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 30, 2020

By:	/s/ Adrian Neuhauser
Name:	Adrian Neuhauser
Title:	Chief Financial Officer